UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): October 27, 2003

COMMISSION FILE NUMBER: 000-26109

RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	77-0588488 (I.R.S. Employer Identification No.)

1339 Moffett Park Drive
Sunnyvale, California 94089
408-752-0723
(Address and telephone number of registrant’s principal executive offices)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.

Item 12. Disclosure of Results of Operations and Financial Condition.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

       c.                 Exhibits

Exhibit No. 99.1	Description Press Release dated October 27, 2003

Item 12. Disclosure of Results of Operations and Financial Condition.

        On October 27, 2003, RAE Systems Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.
Date: October 27, 2003	By: /s/ Joseph Ng Joseph Ng Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release dated October 27, 2003